UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 12, 2022
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments of Articles of Incorporation or Bylaws; Change in Fiscal Year.
Third Articles of Amendment and Restatement
As disclosed in the Current Report on Form 8-K that it filed with the Securities and Exchange Commission on July 7, 2022, Sila Realty Trust, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the "Annual Meeting") on July 7, 2022. At such meeting, the vote to approve the adoption of the Third Articles of Amendment and Restatement (the "Third Articles") was adjourned to August 12, 2022. On August 12, 2022, the Annual Meeting was reconvened and the Company's stockholders approved the Third Articles.
On August 15, 2022, the Company filed the Third Articles with the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”). The Third Articles became effective upon filing with the SDAT.
The Third Articles amend and restate the Company’s charter to (a) remove or revise certain limitations in the Company's charter that were previously required by the Statement of Policy Regarding Real Estate Investment Trusts of the North American Securities Administrators Association and make other conforming and ministerial changes, (b) make certain revisions to the Company's charter in order to bring it more in line with those of publicly-listed companies and (c) make certain revisions to the Company's charter in order to facilitate listing. These charter amendments are discussed in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2022.
A copy of the Third Articles is attached as Exhibit 3.1 to this Current Report on Form 8-K.
Item 5.07    Submission of Matters to a Vote of Security Holders.
The voting results with respect to the Third Articles were as follows:

For	Against	Abstain	Broker Non-Votes
114,308,832.30	4,717,257.40	11,570,299.67	14,376,820.00

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

3.1	Third Articles of Amendment and Restatement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: August 15, 2022	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer